                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2005
                                                --------------------------------

                               ELECSYS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

KANSAS                              0-22760                   48-1099142
--------------------------------------------------------------------------------
(State or other jurisdiction       Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

    15301 W. 109th Street  Lenexa, Kansas                              66219
--------------------------------------------------------------------------------
   (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code    (913) 647-0158
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.02         Results of Operations and Financial Condition.

         On July 29, 2005 the Company issued a press release announcing its financial results for the quarter and fiscal year ended April 30, 2005. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit
99.1.

Item 9.01         Financial Statements and Exhibits.

        (c) EXHIBITS. The following exhibits are filed herewith:

        99.1  Press Release dated July 29, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 29, 2005
                                      ELECSYS CORPORATION

                                      By: /s/ Todd A. Daniels
                                         -------------------------------------
                                         Todd A. Daniels
                                         Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        ------------
      99.1            Press release dated July 29, 2005